Rosetta Resources Inc.
October 1, 2013
Jim Craddock
Chairman, Chief Executive Officer and President

Forward-Looking Statements and Terminology Used
This presentation includes forward-looking statements, which give the Company's current expectations or forecasts of future events based on currently available information. Forward-looking statements are statements that are not historical facts, such as expectations regarding drilling plans, including the acceleration thereof, production rates and guidance, resource potential, incremental transportation capacity, exit rate guidance, net present value, development plans, progress on infrastructure projects, exposures to weak natural gas prices, changes in the Company's liquidity, changes in acreage positions, expected expenses, expected capital expenditures, and projected debt balances. The assumptions of management and the future performance of the Company are subject to a wide range of business risks and uncertainties and there is no assurance that these statements and projections will be met. There are risks and uncertainties associated with the Company’s recent acquisition of Permian Basin assets. Factors that could affect the Company's business include, but are not limited to: the risks associated with drilling of oil and natural gas wells; the Company's ability to find, acquire, market, develop, and produce new reserves; the risk of drilling dry holes; oil and natural gas price volatility; derivative transactions (including the costs associated therewith and the abilities of counterparties to perform thereunder); uncertainties in the estimation of proved, probable, and possible reserves and in the projection of future rates of production and reserve growth; inaccuracies in the Company's assumptions regarding items of income and expense and the level of capital expenditures; uncertainties in the timing of exploitation expenditures;
operating hazards attendant to the oil and natural gas business; drilling and completion losses that are generally not recoverable from third parties or insurance; potential mechanical failure or underperformance of significant wells; availability and limitations of capacity in midstream marketing facilities, including processing plant and pipeline construction difficulties and operational upsets; climatic conditions;
availability and cost of material, supplies, equipment and services; the risks associated with operating in a limited number of geographic areas; actions or inactions of third-party operators of the Company's properties; the Company's ability to retain skilled personnel; diversion of management's attention from existing operations while pursuing acquisitions or dispositions; availability of capital; the strength and financial resources of the Company's competitors; regulatory developments; environmental risks; uncertainties in the capital markets;
general economic and business conditions; industry trends; and other factors detailed in the Company's most recent Form 10-K, Form 10-
Q and other filings with the Securities and Exchange Commission. If one or more of these risks or uncertainties materialize (or the consequences of such a development changes), or should underlying assumptions prove incorrect, actual outcomes may vary materially from those forecasted or expected. The Company undertakes no obligation to publicly update or revise any forward-looking statements except as required by law. For filings reporting year-end 2012 reserves, the SEC permits the optional disclosure of probable and possible reserves.  The Company has elected not to report probable and possible reserves in its filings with the SEC.  We use the term “net risked resources” or “inventory” to describe the Company’s internal estimates of volumes of natural gas and oil that are not classified as proved reserves but are potentially recoverable through exploratory drilling or additional drilling or recovery techniques.  Estimates of unproved resources are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of actually being realized by the Company.  Estimates of unproved resources may change significantly as development provides additional data, and actual quantities that are ultimately recovered may differ substantially from prior estimates.

Leverage High-Grade Asset Base
• Grow new core area in Permian Basin; vertical and horizontal applications
• Maintain position as a leading operator in the high-return Eagle Ford play
• Develop combined inventory of approximately 640 MMBoe in liquids-rich Eagle
 Ford and oil-weighted Permian Basin

Successfully Execute Business Plan	• Grow total production and liquids volumes while applying cross-basin knowledge • Maintain competitive overall cost structure and margins • Capture firm transportation and processing capacity

Test Future Growth Opportunities	• Evaluate previously untested Eagle Ford acreage • Continue testing optimal Eagle Ford and Wolfbone well spacing • Pursue new growth targets through bolt-on acquisitions in core areas

Maintain Financial Strength & Flexibility	• Actively manage and monitor use of debt • Maintain adequate liquidity throughout cycles • Manage exposure to commodity price risk through prudent hedging program

Company Strategy - Key Elements

Rosetta Resources Asset Overview

Eagle Ford
64,650 net acres
Central Dimmit Co. Area
8,496 net acres, Dimmit Co.
Tom Hanks
3,461 net acres, LaSalle Co.
Lopez Farm-In
505 net acres, Live Oak Co.
Karnes Trough Area
1,902 net acres in oil window
Dewitt & Gonzales Co.
Briscoe Ranch
3,545 net acres, Dimmit Co.
Encinal
13,756 net acres, Webb & LaSalle Co.
Undelineated
6,754 net acres
Gates Ranch
26,230 net acres, Webb Co.
Permian
Gaines Co.
Midland Basin - Exploratory
13,124 net acres
Market Summary (September 27 Close)	Ticker:	ROSE
	Market capitalization:	$3.3 billion
	Share price:	$54.04
	Enterprise value:	$4.3 billion
Reeves Co.
Delaware Basin - Delineated
40,182 net acres
Permian
0
10
20
Miles

Divested ~11 MMBoe
Acquired ~145 MMBoe
2
1. Assumes acquisition completed as of 1/1/13.
2. Assumes production contribution from Permian assets effective on the May 14, 2013 close date.
1
2
Strong Growth Track Record
Risked Resource Potential
(MMBoe)
Production
(MBoe/d)

2013 Capital Program ($840-$900 Million1)

• Continued focus on oil and liquids-rich development
1. 2013 Guidance; Includes capitalized interest and other corporate costs; Excludes acquisition capital.
2. Assumes mid-point of 2013 production guidance over 2012 average daily production.
Other
11%
Permian
20%
Eagle Ford
69%
Other
11%
Facilities
7%
Drill & Complete
82%
• Rig Programs
 • Eagle Ford: Five to six rigs
 • Permian - Delaware Basin: Three rigs growing to six rigs (four rigs in Jun.; five rigs in Sep.)
• Fund base capital program from internally-generated cash flow supplemented by borrowings under credit facility
Generate ~40% production growth over 20122

EAGLE FORD - ESTABLISHED CORE AREA

Gates Ranch
26,230 net acres in Webb County
Jun 30, 2013 Summary
Completions to date:	119 gross completions
Locations remaining:	313 net well locations1

Average Well Characteristics
Well Costs:	$6.5 - $7.0 MM
Spacing:	55 acres (475 feet apart)
Composite EUR:	1.67 MMBoe
Condensate Yield:	65 Bbls/MMcf
NGL Yield:	110 Bbls/MMcf
Shrinkage:	23%
18 wells drilled yet to be completed
2Q 2013: 11 completions
1. Under current 55-acre spacing assumptions

55 wells
Our largest continuous group
of producing wells spaced on
55 acres
Well Performance on 55 acres
Compared to similar offsetting wells spaced at 100 acres
The 55 wells are performing in
line with comparable offsetting
wells drilled and completed early
in the development of the area
and spaced on 100 acres …

Gates Ranch
“Upper Eagle Ford” Pilots

475
’

Drilling Time Performance

Gates Ranch Differential Well Performance

Webb County Eagle Ford - Time Normalized Gas Equivalents
Wet Gas/Condensate Window
ROSETTA RESOURCES
Eagle Ford Production

Briscoe Ranch
3,545 net acres in southern Dimmit County
19 wells drilled yet to be completed

Jun 30, 2013 Summary
Completions to date:	4 gross completions
Locations remaining:	64 net well locations

Average Well Characteristics
Well Costs:	$6.5 - $7.0 MM
Spacing:	50 acres (425 feet apart)
Condensate Yield:	100 Bbls/MMcf
NGL Yield:	130 Bbls/MMcf
Shrinkage:	23%

Central Dimmit County Area
8,496 net acres located in Dimmit County

Jun 30, 2013 Summary
Completions to date:	12 gross completions
Locations remaining:	104 net well locations

Average Well Costs
Light Ranch & Vivion:	$5.5 - $6.0 MM
Lasseter & Eppright:	$6.5 - $7.0 MM
2Q 2013: Total 3 completions
 3 completions
 2Q 2013: 1 completion
Lasseter & Eppright
Light Ranch
 6 total completions
 1 well drilled yet
 to be completed
Vivion
 3 completions
 2Q 2013: 2 completions

Lopez Farm-In
505 net acres in Live Oak County

Jun 30, 2013 Summary
Farm-In from Killam Oil
BPO:	100% WI, 75% NRI
APO:	65% WI, 48.75 NRI
Completions to date:	1 completion - discovery well
Locations remaining:	7 net well locations

Average Well Characteristics
Well Costs:	$7.5 - $8.0 MM
Spacing:	~50 acres (400 feet apart)
2Q 2013: 1 completion
7-day gross stabilized IP
1,966 Boe/d
(46% oil / 24% NGLs)

Tom Hanks
3,461 net acres in LaSalle County

1 EF well drilled yet to be completed
2Q 2013: 1 EF completion
• 1 completion - exploration
• Un-stabilized test rate at 5 MMcf/d
• Gas content includes 1% H2S
Pearsall Well
Eagle Ford Well
Jun 30, 2013 Summary
Completions to date:	2 gross completions • Eagle Ford (EF) development • Pearsall exploration

Average EF Well Characteristics
Well Costs:	$5.5 - $7.0 MM
Spacing:	~50 acres (400 feet apart)
Completions to date:	1 completion - discovery well
Locations remaining:	56 net well locations
7-day gross stabilized IP
657 Boe/d (91% oil)

PERMIAN BASIN - NEW CORE AREA

1. 68,000 gross acres
2. ~76% for operated acreage
3. Under 20-acre spacing assumptions
Permian - Reeves County
40,182 net acres1

Jun 30, 2013 Summary
Working Interest:	~60% average2 overall
Net Production:	3,100 Boe/d total net production
Operated Production:	64 wells currently producing 2,500 Bo/d and 5 MMcf/d
Non-operated Production:	36 wells
Locations remaining:	~1,500 net vertical Wolfbone locations3

Wolfbone Area	Central	East
Well Costs ($MM, Target):	$3.5	$3.5
% Oil:	70%	65%
% NGL:	16%	19%

HIGHLIGHTS
Reeves County	Vertical Wolfbone	• 40-acre development; 145 MMBoe net risked resources; ~1,300 gross locations • Tighter-spacing potential
	Horizontal Wolfcamp	• Early stage - operators testing upper and middle Wolfcamp • Completed 4 horizontals in acquired area
	Avalon / Bone Spring	• Additional horizontal upside potential
	Other Formations	• May ultimately recognize upside in deeper, gas-prone formations • Likely requires higher gas price environment
Gaines County Exploration Play		• Exploration play; no wells drilled to date • Wolfcamp is a likely target

Permian - Reeves County Asset Potential
Stacked Zones Provide Collection of Vertical/Horizontal Development Opportunities
~145 MMBoe of recoverable reserves on 40
-acre spacing represents less than 5% of
estimated total hydrocarbons in place
Base Case
Upside
Reeves County

Reeves County - Pecos Area Horizontal Wells

Rosetta Operated
Rosetta Non-Operated
Other Operators
Permitted Horizontals
0
10,000
20,000
30,000
Feet
• Significant horizontal industry
 activity
• Multiple target reservoirs
• Eight Rosetta-operated
 horizontal wells--drilled by
 Comstock & Eagle

	Net acres	Drilling rig activity	Wells completed	Wells awaiting completion	Well Spacing	Remaining locations	Avg Cost / Well ($M)	Rig years (16 wells/year)	Years remaining
Gates Ranch (75% NRI)	26,230	2 - 3	119	18	55	313	$6.5 - $7.0	20
Briscoe Ranch (81.3% NRI)	3,545	1	4	19	50	64	$6.5 - $7.0	4
Central Dimmit1 (75 - 77% NRI)	8,496	1	12	1	60	104	$5.5 - $7.0	7
Karnes Trough2 (75 - 80% NRI)	1,902	-	19	6	60	0	$7.5 - $8.0	0
Tom Hanks (77% NRI)	3,461	0 - 1	1	1	50	56	$5.5 - $7.0	3
Lopez (75% NRI)	505	1	1	0	50	7	$7.5 - $8.0	1
Undelineated Acreage3 (75 - 77% NRI)	6,754	0 - 1	0	0	50 - 70	47	$5.5 - $7.0	3
Encinal (75 - 77% NRI)	13,756	-	4	0	80	178	$6.5 - $7.0	11
Total Eagle Ford	64,650	5 - 6	160	45	50 - 80	769	$5.5 - $8.0	48	13 (60 wells per year)
Tom Hanks (Pearsall)	Included Above	-	1	0	60	39	Exploration	2
Permian (Reeves Co.)	40,182	4 - 6	3	2	20	1,569 4	$3.5 (Target)	98	16 (~96 wells per year)
Total Company	104,832	9 - 12	164	47	20 - 80	2,377	$3.5 - $8.0	148	13 - 16
Total Company Inventory
+/- 2,400 net wells -- remaining as of 8/1/2013
1. Central Dimmit includes L&E, Vivion and Light Ranch
2. Karnes Trough area includes Dubose and Klotzman
3. Denotes roughly 6,800 net acres in the liquids window of the play
4. Assumes 20-acre spacing, vertical wells in Central and East areas.

MARKETING AND FINANCIAL OVERVIEW

Gas Transportation Capacity
Firm gross wellhead gas takeaway
• 245 MMcf/d today
Four processing options - Gathering (Plant)
• Regency (Enterprise Plants)
• Energy Transfer “ETC” Dos Hermanas (King Ranch)
• Eagle Ford Gathering (Copano Houston Central)
• ETC Rich Eagle Ford Mainline (LaGrange/Jackson)
Oil Transportation Capacity
Gates Ranch, Briscoe Ranch & Central Dimmit Co.
• Plains Crude Gathering - Firm gathering capacity of 25,000 Bbls/d to
 Gardendale hub with up to 60,000 Bbls storage; operating since April 2012
Karnes Trough
• Rosetta-owned oil truck-loading facility operating since late July 2012
• Trucking readily available
Eagle Ford Multiple Takeaway Options
Gates Ranch NGL
Breakdown August 2013

Oil
 • Currently trucked from leases
 • WTI Midland to WTI Cushing basis back to normal (currently -$0.35 per Bbl)
 • Oil gravity range 45 - 49 degrees and receives no gravity deducts
Natural Gas
 • Gas is rich and is processed at two plants
 • Most leases under long-term gathering agreement
 • Residue gas sales tied to Waha and Permian indices
NGLs
 • NGLs extracted under firm, multi-year gathering/processing agreements
 • Combination of net proceeds and Mont Belvieu pricing
Permian Basin Marketing

$40.64
$41.96
$80.16
X
$115.71
$83.33
X
$109.63
$95.72
$93.13
$88.17
1
1. Fixed price is based on weighted average of all components of the NGL barrel.
Commodity Derivatives Position - September 24, 2013

Liquidity
Adequate liquidity available to fund 2013 $840 - $900 million capital program
Borrowing base raised from $625 million to $800 million on April 12, 2013
Note: Permian Basin acquisition closed on May 14, 2013

Investment Summary
• Drill-bit focused producer with large acreage positions in liquids-rich Eagle Ford and oil-weighted Permian Basin
 plays
• Attractive new core Delaware Basin position
• Successful operator in the high-return Eagle Ford area
• Large inventory of future growth opportunities
• Financial strength and flexibility; conservative philosophy

“Rosetta Resources - Building Rock Solid Value”

APPENDIX

Karnes Trough Area
1,902 net acres located in oil window

Jun 30, 2013 Summary
Completions to date:	19 gross completions
Locations remaining:	As of August, all wells on production

Klotzman (Dewitt County)
Completions:	15 gross total completions

Adele Dubose (Gonzales County)
Completions:	4 gross completions
Locations remaining:	6 gross wells yet to be completed as of June 30th; all on production in August

Capital Efficiency

Source: EnerCom E&P Weekly July 26, 2013 report
Definitions: TTM - Trailing Twelve months as of 3/31/2013 unless otherwise noted
Capital Efficiency - A metric that approximates cash flow generated for each investment dollar. Calculated as (trailing twelve month EBITDA / trailing twelve month production) / 3-Year F&D cost per Mcfe

Attractive Well Economics
Note: Reserves and Economic metrics are “Unrisked”.
Oil price assumptions, $/Bbl - $91.72 in 2013, $89.88 in 2014, $95.00 thereafter. NGL price assumptions, $/Bbl - $42.77 in 2013, $41.91 in 2014, $44.30 thereafter.
Gas price assumptions, $/MMBtu - $3.71 in 2013, $4.10 in 2014, $4.60 thereafter.
	Gates Ranch North	Gates Ranch South	Briscoe Ranch	Klotzman	L&E	Adele Dubose	Vertical Wolfbone Central	Vertical Wolfbone East
Average WI / NRI	100% / 75%	100% / 75%	100% / 81.3%	100% / 75%	100% / 75%	100% / 80%	71% / 53%	55% / 41%
Average Cost / Well ($M)	$6.5 - $7.0	$6.5 - $7.0	$6.5 - $7.0	$7.5 - $8.0	$6.5 - $7.0	$7.5 - $8.0	$3.5	$3.5
Gross IP (Boe/d)	1,240	1,340	1,995	2,460	960	890	235	265
Gross Reserves (MBoe) P50, Unrisked	1,400 22% oil/ 34% NGL	1,900 18% oil/ 35% NGL	893 28% oil/ 34% NGL	665 71% oil/ 12% NGL	894 40% Oil/ 30% NGL	303 75% oil/ 14%NGL	260 70% oil/ 16% NGL	230 65% oil/ 19% NGL
Rate of Return BFIT (%)	70%	87%	167%	172%	75%	44%	34%	26%
PV10 BFIT ($M)	12,361	17,690	17,175	16,424	12,341	4,771	1,790	1,200
Payout BFIT (yrs)	1.22	1.06	0.55	0.49	1.13	1.55	2.62	3.15
Net Developed F&D ($/Boe)	6.52	4.61	8.94	16.44	9.84	32.35	17.95	20.29

Permian - Reeves County
Vertical Wolfbone

Central
East
Normalized Time (year)
Normalized Time (year)
Wolfbone Area	Central	East
Well Costs ($MM, Target):	$3.5	$3.5
Spacing:	20-acre	20-acre
30-Day IP Boepd (gross):	235	265
Composite EUR Mboe (gross):	260	230
% Oil:	70%	65%
% NGL:	16%	19%

Gates Ranch Well Performance - North & South Areas
Composite Type Curve - 1.7 MMBoe
(19% Oil / 35% NGLs)
South Type Curve - 1.9 MMBoe
(18% Oil / 35% NGLs)
North Type Curve - 1.4 MMBoe
(22% Oil / 34% NGLs)
Discovery well:
Shortest lateral at
3,500’ and only
10 frac stages
(days)

P50 Type Curve - 893 MBoe
(28% Oil / 34% NGLs)
Briscoe Ranch
(days)
Initial Well

Karnes Trough Area - Klotzman
P50 Type Curve - 665 MBoe
(71% Oil / 12% NGLs)
(days)

Karnes Trough Area - Adele Dubose
(days)
P50 Type Curve - 303 MBoe
(75% Oil / 14% NGLs)

(days)
P50 Type Curve - 894 MBoe
(40% Oil / 30% NGLs)
Central Dimmit - Lasseter & Eppright

Debt and Capital Structure
350

883
879

1,214
($MM)
($MM)
1,090
2,356